Fourth Quarter 2018 Earnings Conference Call February 28, 2019 1

Forward-Looking Statements and Use of Non-GAAP Measures Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy”, “target”, “will” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes  these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found later in this presentation. Investor Contact: Investor Contact: Daniel Fidell Eric Jacobson 609-561-9000 x7027 609-561-9000 x4363 dfidell@sjindustries.com ejacobson@sjindustries.com ‹#›

2018 Accomplishments Elizabethtown Gas (ETG) and Elkton Gas (ELK) Acquisitions Seamless process, with financing and closing in less than nine months, and full integration expected Q1’20 Execution of Regulatory Initiatives Multi-year extensions of SHARP infrastructure and energy efficiency programs for SJG; Infrastructure Investment Program (IIP) proposal for ETG filed with NJBPU in October Business Transformation/Balance Sheet Strengthening Sale of non-core solar and retail gas marketing assets, with cash proceeds deployed for debt repayment Growth from Core Non-Regulated Operations Record wholesale results driven by cold weather; three additional fuel management contracts operational New Long-Term Growth Metrics Expected long-term 8-10% rate base growth and 6-8% economic EPS growth ‹#›

Executive Summary Earnings Performance 2018 Economic Earnings: $1.38 per diluted share compared to $1.23 per diluted share in 2017 including acquisition/divestiture impacts Performance reflects record earnings at SJG and strong results from Energy Group 4Q’18 Economic Earnings: $0.39 per diluted share compared to $0.50 per diluted share last year Performance reflects addition of Elizabethtown Gas and Elkton Gas and improved results at Midstream and Energy Services offset by interest costs related to acquisition financing and lower results at Energy Group due to warmer weather Guidance: Issued 2019 financial guidance, and reaffirmed expectation for long-term economic EPS growth of 6-8% annually. 2020 guidance to be provided in conjunction with 1Q’19 earnings release on May 8 2019 Accomplishments/Priorities Strengthen balance sheet using proceeds from issuance of equity forward in January for repayment of debt Strengthen balance using proceeds from solar and retail gas marketing asset sales for repayment of debt Complete review of remaining non-core, non-regulated businesses Ongoing integration of ETG and ELK acquisitions and TSA exit Increase cost savings from business transformation initiatives Execute regulatory strategy ‹#›

Vision To Drive Shareholder Value Our vision is to drive shareholder value through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. Knowing the criticality of reliable, cost effective supply to our region, we also seek to invest in long-term contracted energy infrastructure that will make the mid-Atlantic region more affordable for families and competitive for businesses.   Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services. ‹#›

Key Tenets of Growth Plan | 2018-2022 Strategic Growth Plan is Focused on Utilities and Midstream Projects Consolidated Capital Spending Plan of $2.5B+ Consolidated Rate Base Growth Projections of 8-10% annually Consolidated EPS Growth Projections of 6-8% annually Balance Sheet Strengthening a Core Focus Committed to Solid Investment Grade Credit Rating Non-Core Asset Sales Fueling Debt Reduction Gradual Return to Historic Equity-to-Total Capitalization of 35-40% Returning Capital to Shareholders Remains A Top Priority Dividend Growth of ~3% annually Targeted Payout Ratio of 55-65% Long-Term Dividend Growth Expected In Line With EPS Growth ‹#›

  Business Transformation | Asset Sales As part of our business transformation plan, we are seeking to optimize the value of our non-core, non-regulated businesses These businesses include our investment/ownership in solar, retail gas and electric commodity marketing operations, combined heat-and-power assets and landfill gas-to-electric assets Solar Sale In June 2018, we entered into an agreement to sell our portfolio of solar energy projects to an entity managed by Goldman Sachs Asset Management (GSAM) for approximately $350M in cash The projects, located at 143 sites across New Jersey, Maryland, Massachusetts and Vermont, provide power to schools, hospitals, and commercial and industrial facilities Retail Gas Marketing Sale In November 2018 we completed the sale of all retail gas marketing assets to a subsidiary of UGI Corporation (UGI) SJI previously operated as a licensed, deregulated natural gas provider to 2,500+ customers primarily in NJ, PA and OH ‹#›

Organizational Structure Today ‹#›

Earnings Performance | 2018 Versus 2017 Note: SJI uses the non-GAAP measure of Economic Earnings when discussing results. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release. ‹#›

Economic Earnings Bridge | 2017 to 2018 SJG variance reflects rate case impact, customer growth and infrastructure investment ETG/ELK variance reflects partial year ownership of assets Wholesale variance reflects favorable weather impact Fuel Management variance reflects three additional fuel management contracts that became operational Energy Services variance reflects improved account services and solar performance Midstream variance reflects one-time AFUDC catch-up contribution in 2017 Other variance reflects acquisition-related financing costs and corporate overheads ‹#›

Earnings Performance | Q4’18 Versus Q4’17 ‹#›

Economic Earnings Bridge | Q4'17 to Q4'18


$60
$55
$50
$45
$40
$35
$30
Millions
$40
$13
$3
$1
$0
$(6)
$(9)
$(9)
$33
4Q17 EE
ETG / ELK
Energy Services
Fuel Mgt
Midstream
SJG
Wholesale
Other
4Q18 EE

ETG/ELK variance reflects partial year ownership of assets

Energy Services variance reflects solar asset divestiture and reallocation of corporate overheads

Fuel Management variance reflects two new contracts that became operational during the period

Midstream variance reflects AFUDC for PennEast Pipeline project

SJG variance reflects rate case impact, customer growth and infrastructure investment offset by impact of tax reform and higher operating costs

Wholesale variance primarily reflects tightening of market spreads

Other variance reflects acquisition-related financing costs and corporate overheads

SJI

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Infrastructure Modernization | Proposed ETG Program

Infrastructure Investment Program (IIP)

Consistent with acquisition approval, SJI was required to develop a plan, in concert with NJBPU Staff, to address remaining aging infrastructure at ETG

On October 29, 2018 ETG filed a $518M, five-year infrastructure replacement program proposal with the NJBPU

IIP design includes request for timely recovery of investment on a semi-annual basis through a separate rider recovery mechanism

Program Details

Retirement of 364 miles of vintage main including cast-iron, unprotected and bare steel, ductile iron, copper and vintage plastic

Installation of 309 miles of polyethylene plastic main

41K new services

38K excess flow valves

Movement of 44K inside meters to outside with house regulators

Conversion of five remaining master-metered apartment complexes to individually-metered units. New main, service lines and ~1,300 individual meters would be installed

A final decision from the NJBPU is anticipated in 2019



Elizabethtown Gas (ETG)
Projected Pipeline Replacement
Pipe Miles
500
400
300
200
100
0
428
366
304
240
175
64
62
62
64
65
2018E
2019E
2020E
2021E
2022E
Vintage Pipe Replaced
Vintage Pipe Remaining



ELIZABETHTOWN GAS (ETG)
REPLACEMENT MILES BY PIPE MATERIAL
Iron, 9
Bare Steel, 15
Low Pressure, 96
Copper, 1
Cast Iron, 372

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Expected Regulatory Activity | 2019/2020 Elizabethtown Gas South Jersey Gas Pursuant to the Acquisition order, ETG is Pursuant to the AIRP II Extension required to file next base rate case no later Order, SJG is required to file next base than June 2020 rate case no later than November 2020 Estimated to include approximately $300M Estimated to include approximately incremental plant additions since the last $340M incremental plant additions base rate case approval, including since the last base rate case approval, significant infrastructure investments since excluding AIRP II & SHARP II its last rate case in 2017 ‹#›

Financial Guidance | 2019 SJI expects 2019 economic earnings to be in the range of $97 million to $107 million, or $1.05 to $1.15 per diluted share Economic earnings guidance primarily reflects 1) costs associated with the transition services agreement we have with Southern which we intend to exit by early 2020, 2) financing and operational requirements associated with our ETG/ELK acquisitions and divestitures of non-core nonregulated businesses and 3) timing associated with the execution and implementation of our regulatory strategy Regulated operations are expected to contribute 80-85% of economic earnings excluding acquisition-related interest costs Capital expenditures are expected to be ~$525 million in 2019, with more than 97 percent of expenditures supporting regulated operations and projects SJI ended 2018 with $582 million of capacity under its revolving credit facility and, following our equity forward draw in February, does not anticipate any additional equity issuances in 2019 ‹#›

Economic Earnings Bridge | 2018 to 2019 Midpoints $102 ETG/ELK variance reflects full-year benefit of operations SJG variance reflects customer growth, infrastructure investment, and benefits from ongoing business transformation initiatives Fuel Management variance reflects full-year benefit of three additional contracts that became operational in 2018 Energy Services variance reflects asset divestitures and reallocation of corporate overheads Midstream variance reflects AFUDC for PennEast Pipeline project Wholesale variance primarily reflects less favorable weather and tightening of market spreads Other variance reflects full-year impact of acquisition financing costs net of anticipated debt repayments from asset sales ‹#›

Financial Guidance | 2020 SJI expects 2020 economic earnings in line with our long-term forecast provided in October and significantly above 2018 results, with formal guidance to be provided in conjunction with our 1Q'19 earnings release on May 8. 2020 economic earnings are expected to benefit from our exit from the transition services agreement, accelerated utility customer growth and infrastructure replacement at both SJG and ETG, execution of our regulatory strategy including recovery of base utility investment, a reshaping of our wholesale portfolio including the expiration of legacy marketing contracts and significantly lower operating costs driven by 2019 business transformation activities. Capital expenditures are expected to be ~$540 million in 2020, with more than 97 percent of expenditures supporting regulated operations and projects. SJI anticipates an equity issuance of $125 million to support a utility redundancy project in 2020. ‹#›

Financial Guidance | Long-Term Growth Reaffirmed SJI expects economic earnings per share to increase by an average of 6 to 8 percent annually between 2018 and 2022; however, the timing and frequency of regulatory filings will impact the growth rate in any individual year. SJI’s rate base is expected to grow an average of 8 to 10 percent per year between 2018 and 2022. Capital expenditures are expected to be in the range of $500 million to $600 million per year between 2018 and 2022, with approximately 97 percent of expenditures supporting regulated operations and projects. SJI expects its average annual dividend growth rate to be approximately 3 percent between 2018 and 2022, with a target dividend payout ratio of 55 to 65 percent of economic earnings, all subject to its board of directors' approval. Our financial guidance for the periods discussed assume a continued conservative future view of wholesale markets, potential for revisions to PennEast construction schedules, and RC Cape May Holdings intent to discontinue the re-powering of the BL England facility with natural gas. Our financial guidance is also subject to the risks and uncertainties identified under “Forward- Looking Statements.” ‹#›

Appendix ‹#›

  Capital Expenditures | 2018-2020 We Are Targeting Approximately $1.1B Over the Next Two Years, with more than 97% of Total Spending on Regulated Utility and FERC-Regulated Pipeline Investments $524 $537 $430 ‹#›

PennEast Pipeline

Overview

$200M+ investment with FERC level returns projected

20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of Pennsylvania into New Jersey

90%+ subscribed; 80%+ capacity under 15-year agreements

Benefits

Environmental: Will deliver clean and reliable energy across New Jersey and Pennsylvania, reducing reliance on coal and oil and reducing air emissions

Lower Bills: Delivering low-cost natural gas will balance higher-cost investments in wind and solar development on customer bills. ~70% of New Jersey homes use natural gas, and natural gas is an important fuel for NJ electric generation

Jobs: Project will create hundreds of new jobs. Availability of low cost gas can also attract new businesses to NJ

Electric Reliability: Ensures the reliability of the power grid, especially when renewables are unavailable


Tennessee
Transco
Millennium
Compressor: 47,700 HP (ISO)
PennEast Pipeline
Texas Eastern
Columbia
Algonquin
Transco

SJI

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Energy Group | Fuel Management Contracts ‹#›

Non-GAAP Financial Measures Management uses the non-generally accepted accounting principles (non-GAAP) financial measures of Economic Earnings and Economic Earnings per share when evaluating its results of operations. These non-GAAP financial measures should not be considered as an alternative to GAAP measures, such as net income, operating income, earnings per share from continuing operations or any other GAAP measure of liquidity or financial performance. Economic Earnings is a significant performance metric used by our management to indicate the amount and timing of income from continuing operations that we expect to earn after taking into account the impact of derivative instruments on the related transactions, those transactions or contractual arrangements where the true economic impact will be realized primarily in a future period or was realized in a previous period, and other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Specifically regarding derivatives, we believe that this financial measure indicates to investors the profitability of the entire derivative-related transaction and not just the portion that is subject to mark-to-market valuation under GAAP. We believe that considering only the change in market value on the derivative side of the transaction can produce a false sense as to the ultimate profitability of the total transaction as no change in value is reflected for the non- derivative portion of the transaction. We define Economic Earnings as: Income from continuing operations, (i) less the change in unrealized gains and plus the change in unrealized losses on all derivative transactions; (ii) less realized gains and plus realized losses on all commodity derivative transactions attributed to expected purchases of gas in storage to match the recognition of these gains and losses with the recognition of the related cost of the gas in storage in the period of withdrawal; (iii) less the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period, along with other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing.  Please refer to our annual report on form 10-k and other SEC filings where the reconciliations to GAAP earnings can be found. ‹#›